UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 24, 2013 (December 19, 2013)
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 19, 2013, New Jersey Resources Corporation (the “Company”) entered into (i) performance share award agreements with performance criteria based upon the Company’s total shareholder return (“TSR Performance Shares”) and with performance criteria based upon the Company’s average annual net financial earnings (“NFE”) per basic share growth rate (“NFE Growth-Based Performance Shares”) with each of the named executive officers, (ii) a deferred stock retention award agreement with Mr. Stephen D. Westhoven, (iii) a restricted stock award agreement with Mr. Glenn C. Lockwood, Ms. Kathleen T. Ellis and Ms. Mariellen Dugan, and (iv) a performance-based restricted stock agreement with performance criteria based upon annual NFE growth with Mr. Laurence M. Downes, all pursuant to the Company’s 2007 Stock Award and Incentive Plan.
Performance Shares
The TSR Performance Share awards vest, if at all, at the end of a 33-month performance period beginning on January 1, 2014, and ending on September 30, 2016, based on relative Company total shareholder return versus the established comparator group used for compensation purposes.
The NFE-Growth Based Performance Shares vest, if at all, based upon the Company’s average annual NFE growth per basic share rate over the thirty-six month period beginning on October 1, 2013, and ending on September 30, 2016.

In the case of the TSR Performance Share and NFE-Growth Based Performance Share awards, if performance does not meet the minimum threshold level, no shares will vest.
Deferred Stock Retention Awards
The deferred stock retention awards consist of deferred stock units. Each deferred stock unit equals one share of our Common Stock and will accrue dividends. The deferred stock retention awards will become payable in full in shares of our Common Stock on October 15, 2016, provided that the named executive officer complies with certain covenants, including a non-competition restriction.
Restricted Stock Awards
The restricted stock awarded by the Company to Mr. Lockwood, Ms. Ellis and Ms. Dugan will vest in three equal installments on October 15, 2014, October 15, 2015 and October 15, 2016, subject to continued employment of the named executive officer, except under certain conditions.
Performance-Based Restricted Stock Award
The performance-based restricted stock awarded to Mr. Downes may vest in up to three equal installments on September 30, 2014, September 30, 2015, and September 30, 2016 if the performance goal of increased NFE per basic share over the prior fiscal year for each annual vesting date is achieved.
Award Agreements
A copy of the form of the NFE Growth-Based Performance Share Award Agreement, the Deferred Stock Retention Award Agreement, the Restricted Stock Award Agreement and the form of the Performance-Based Restricted Stock Award Agreement are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively and incorporated herein by reference. A copy of the form of the TSR Performance Share award agreement is incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 4, 2010.

Item 9.01.        Financial Statements and Exhibits.
(c)    Exhibits.

Exhibit 10.1	Form of 2007 Stock Award and Incentive Plan Performance Shares Agreement-- Average Annual NFE per Basic Share Growth
Exhibit 10.2	Form of 2007 Stock Award and Incentive Plan FY 2014 Deferred Stock Retention Award Agreement
Exhibit 10.3	Form of 2007 Stock Award and Incentive Plan FY 2014 Restricted Stock Agreement
Exhibit 10.4	Form of 2007 Stock Award and Incentive Plan FY 2014 Performance-Based Restricted Stock Agreement
Exhibit 10.5	Form of 2007 Stock Award and Incentive Plan Performance Shares Agreement- TSR (incorporated by reference to the Company's Current Report on Form 8-K filed on January 4, 2010)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 24, 2013
NEW JERSEY RESOURCES CORPORATION
By:    /s/ Glenn C. Lockwood
Glenn C. Lockwood
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Form of 2007 Stock Award and Incentive Plan Performance Shares Agreement--Average Annual NFE per Basic Share Growth
10.2	Form of 2007 Stock Award and Incentive Plan FY 2014 Deferred Stock Retention Award Agreement
10.3	Form of 2007 Stock Award and Incentive Plan FY 2014 Restricted Stock Agreement
10.4	Form of 2007 Stock Award and Incentive Plan FY 2014 Performance-Based Restricted Stock Agreement
10.5	Form of 2007 Stock Award and Incentive Plan Performance Shares Agreement- TSR (incorporated by reference to the Company's Current Report on Form 8-K filed on January 4, 2010)